Certification of Chief Executive Officer                           Exhibit 32(a)
EastGroup Properties, Inc.

In connection with the annual report of EastGroup Properties, Inc. (the "Company") on Form 10-K for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
H. Hoster II, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ DAVID H. HOSTER II
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                                        DAVID H. HOSTER II
                                        Chief Executive Officer
                                        February 28, 2008

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